EXHIBIT 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                           PRINCIPAL FINANCIAL OFFICER
      PURSUANT TO SECTION 13A-14(B) OF THE SECURITIES EXCHANGE ACT OF 1934
                           AND 18 U.S.C. SECTION 1350


         In connection with the Annual Report of New World Brands, Inc. (the Company) on Form 10-KSB for the year ended May 31, 2004 as filed with the Securities and Exchange Commission on the date therein specified (the Report), the undersigned, Selvin Passen, M.D., Chairman of the Board Marvin Ribotsky, Director and Mark Weber, Chief Financial Officer of the Company, each certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to section 906 of the Sarbanes- Oxley Act of 2002 that to the best of our knowledge:


(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of New World Brands, Inc.


Date:  August 30, 2004                  /s/ Costas Ataliotis
                                        -----------------------
                                        Costas Ataliotis
                                        President and Chief Executive Officer
                                        (principal executive officer)


Date:  August 30, 2004                  /s/ Mark Weber
                                        -----------------------
                                        Mark Weber
                                        Chief Financial Officer
                                        (principal accounting officer
                                        commencing May 22, 2004)


Date:  August 30, 2004                  /s/ Marvin Ribotsky
                                        -----------------------
                                        Marvin Ribotsky,
                                        Chairman of the Board
                                        (principal accounting officer
                                        through May 22, 2004